SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     August 6, 2002

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number:   0-27478

Delaware	36-3228107

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(773) 380-3000

Exhibit Index on Page 2

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 5.	Other Events

On August 6, 2002, Bally Total Fitness Holding Corporation ("Company") announced results for the quarter ended June 30, 2002. A copy of the press release relating to the results for the quarter is attached as Exhibit 99 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.

Item 7.	Financial Statements and Exhibits

c. Exhibits

99 Press Release dated August 6, 2002

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: August 6, 2002	/s/ John W. Dwyer

John W. Dwyer
Executive Vice President and Chief Financial Officer
(principal financial officer)